UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    May 26, 2005
                                                ______________________________


                    Independence Community Bank Corp.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



         Delaware                     000-23229               11-3387931
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)


195 Montague Street, Brooklyn, New York                          11201
______________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code    (718) 722-5300
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01 Entry into a Material Definitive Agreement.
          ------------------------------------------

     At the 2005 Annual Meeting of Stockholders held on May 26, 2005, the stockholders of Independence Community Bank Corp. ("ICBC") approved the Independence Community Bank Corp. 2005 Stock Incentive Plan (the "Plan"). The Plan provides for the issuance of up to 4,200,000 shares of common stock of ICBC pursuant to the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code, non-incentive or compensatory stock options and share awards of restricted stock, which may be based upon performance goals (collectively "Awards"). Awards will be available for grant to officers, key employees and directors of ICBC and any subsidiaries, except that non-employee directors will be eligible to receive only Awards of non-incentive stock options under the Plan.

     As a result of the approval of the Plan by stockholders, ICBC will not issue any additional options or restricted stock awards remaining available for grant under any prior plans. Outstanding grants under these plans will not be affected.

     The description of the Plan is qualified by reference to the Plan, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     ----------          -----------

     10.1                Independence Community Bank Corp. 2005
                           Stock Incentive Plan (1)

______
(1) Incorporated by reference to the definitive proxy statement filed by Independence Community Bank Corp. with the Securities and Exchange Commission on April 18, 2005 for the 2005 Annual Meeting of Stockholders held on May 26, 2005.



                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              INDEPENDENCE COMMUNITY BANK CORP.



Date:  May 27, 2005           By:  /s/John K. Schnock
                                   ------------------------------------
                                   John K. Schnock
                                   Senior Vice President, Secretary
                                     and Counsel